EXHIBIT 99.1
AmeriCredit Corp.
Composition of the Receivables
2008-A-F Final Cut
5/21/08*

	New	Used	Total
Aggregate Principal Balance (1)	$229,538,938.97	$690,710,927.61	$920,249,866.58

Number of Receivables in Pool	10,736	43,486	54,222

Percent of Pool by Principal Balance	24.94%	75.06%	100.00%

Average Principal Balance	$21,380.30	$15,883.52	$16,971.89
Range of Principal Balances	$(478.26 to $66,482.59)	$(299.27 to $63,834.67)

Weighted Average APR (1)	15.92%	17.12%	16.82%
Range of APRs	(3.90% to 27.45%)	(5.50% to 29.99%)

Weighted Average Remaining Term	64	62	62
Range of Remaining Terms	(3 to 69 months )	(3 to 70 months )

Weighted Average Original Term	72	69	70
Range of Original Terms	(24 to 72 months )	(18 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.
Distribution of the Receivables by Score as of the Cutoff Date

			Percent of Aggregate			Percent of Aggregate
	AmeriCredit Score (1)		Principal Balance (3)	Credit Bureau Score (2)		Principal Balance (3)
	<215		3.64%
	215-224		21.44%	<540		11.30%
	225-244		39.24%	540-599		39.06%
	245-259		20.47%	600-659		36.77%
	260	+	15.21%	660	+	12.88%

Weighted Average Score	239			602

(1)	Proprietary credit score, scaled from 135 to 320, developed and utilized by AmeriCredit to support the credit approval and pricing process.

(2)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.

(3)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.
Distribution of the Receivables by APR as of the Cutoff Date
2008-A-F Final Cut
5/21/08*
Distribution of the Receivables by APR as of the Cutoff Date

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
APR Range (1)	Date	Principal Balance (2)	Receivables	Receivables (2)
3.000%-3.999%	1,798.00	0.00%	1	0.00%
4.000%-4.999%	—	0.00%	0	0.00%
5.000%-5.999%	415,926.03	0.05%	25	0.05%
6.000%-6.999%	1,982,903.89	0.22%	109	0.20%
7.000%-7.999%	4,670,456.63	0.51%	251	0.46%
8.000%-8.999%	10,031,848.04	1.09%	521	0.96%
9.000%-9.999%	20,693,321.00	2.25%	1,086	2.00%
10.000%-10.999%	25,986,497.45	2.82%	1,365	2.52%
11.000%-11.999%	32,946,622.59	3.58%	1,749	3.23%
12.000%-12.999%	47,202,289.86	5.13%	2,510	4.63%
13.000%-13.999%	51,684,557.90	5.62%	2,764	5.10%
14.000%-14.999%	64,931,115.30	7.06%	3,538	6.53%
15.000%-15.999%	79,371,456.66	8.62%	4,438	8.18%
16.000%-16.999%	97,144,509.88	10.56%	5,446	10.04%
17.000%-17.999%	98,780,483.38	10.73%	5,813	10.72%
18.000%-18.999%	155,049,092.45	16.85%	9,232	17.03%
19.000%-19.999%	75,523,481.37	8.21%	4,937	9.11%
20.000%-20.999%	63,258,995.38	6.87%	4,211	7.77%
21.000%-21.999%	49,749,947.94	5.41%	3,367	6.21%
22.000%-22.999%	22,695,844.41	2.47%	1,528	2.82%
23.000%-23.999%	11,414,763.67	1.24%	804	1.48%
24.000%-24.999%	5,710,715.59	0.62%	449	0.83%
25.000%-25.999%	773,108.11	0.08%	57	0.11%
26.000%-26.999%	168,552.21	0.02%	14	0.03%
27.000%-27.999%	33,531.63	0.00%	4	0.01%
29.000%-29.999%	28,047.21	0.00%	3	0.01%

TOTAL	920,249,866.58	100.00%	54,222	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.
Distribution of the Receivables by Geographic Location of Obligor
2008-A-F Final Cut
5/21/08*

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
State	Date (1)	Principal Balance (2)	Receivables	Receivables (2)
Alabama	21,223,548.28	2.31%	1,233	2.27%
Arizona	20,264,418.55	2.20%	1,106	2.04%
Arkansas	11,987,839.00	1.30%	699	1.29%
California	80,631,335.89	8.76%	4,167	7.69%
Colorado	15,654,140.34	1.70%	919	1.69%
Connecticut	5,884,629.92	0.64%	358	0.66%
Delaware	3,854,752.43	0.42%	236	0.44%
Florida	83,891,062.86	9.12%	4,827	8.90%
Georgia	36,286,588.38	3.94%	2,059	3.80%
Hawaii	6,554,212.84	0.71%	376	0.69%
Idaho	2,565,726.70	0.28%	159	0.29%
Illinois	43,900,361.04	4.77%	2,693	4.97%
Indiana	23,020,882.31	2.50%	1,495	2.76%
Iowa	4,506,222.37	0.49%	286	0.53%
Kansas	3,528,787.73	0.38%	213	0.39%
Kentucky	15,222,220.50	1.65%	963	1.78%
Louisiana	17,801,119.74	1.93%	1,001	1.85%
Maine	2,887,710.68	0.31%	185	0.34%
Maryland	12,722,754.10	1.38%	750	1.38%
Massachusetts	10,371,332.87	1.13%	694	1.28%
Michigan	22,090,789.78	2.40%	1,475	2.72%
Minnesota	5,159,169.68	0.56%	354	0.65%
Mississippi	13,709,113.79	1.49%	769	1.42%
Missouri	12,875,385.43	1.40%	800	1.48%
Montana	1,114,742.05	0.12%	60	0.11%
Nebraska	2,695,151.03	0.29%	181	0.33%
Nevada	12,050,873.20	1.31%	657	1.21%
New Hampshire	2,637,436.72	0.29%	194	0.36%
New Jersey	17,581,293.87	1.91%	1,072	1.98%
New Mexico	9,559,157.46	1.04%	525	0.97%
New York	33,961,761.73	3.69%	2,080	3.84%
North Carolina	32,713,800.63	3.55%	1,901	3.51%
Ohio	46,122,141.05	5.01%	3,170	5.85%
Oklahoma	11,740,994.62	1.28%	693	1.28%
Oregon	7,966,468.81	0.87%	497	0.92%
Pennsylvania	39,532,832.78	4.30%	2,500	4.61%
Rhode Island	1,917,227.29	0.21%	125	0.23%
South Carolina	12,945,134.72	1.41%	757	1.40%
South Dakota	1,608,939.45	0.17%	111	0.20%
Tennessee	21,911,303.30	2.38%	1,282	2.36%
Texas	130,071,534.15	14.13%	7,046	12.99%
Utah	4,332,764.74	0.47%	251	0.46%
Virginia	15,448,375.47	1.68%	946	1.74%
Washington	12,078,209.13	1.31%	701	1.29%
West Virginia	6,588,553.85	0.72%	432	0.80%
Wisconsin	12,424,961.88	1.35%	850	1.57%
Wyoming	1,543,838.77	0.17%	79	0.15%
Other (3)	5,108,264.67	0.56%	295	0.54%

TOTAL	$920,249,866.58	100.00%	54,222	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.